UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2009
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                            Valpey-Fisher Corporation
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

           Maryland                    1-4184                  06-0737363
 ----------------------------     ---------------        ----------------------
 (State or other jurisdiction     Commission File            (IRS Employer
       of incorporation)               Number            Identification Number)

              75 South Street, Hopkinton, MA                      01748
              ------------------------------                      -----
         (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (508) 435-6831
                                                           --------------

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 19, 2009, John J. McArdle III communicated his intention not to stand for re-election to the Board of Directors at the annual meeting to be held on May 14, 2009.






                                    Signature
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Valpey-Fisher Corporation


         Date: March 23, 2009              By: /s/ Michael J. Kroll
                                               --------------------
                                               Michael J. Kroll
                                               Vice President, Treasurer and
                                               Chief Financial Officer